Summary Prospectus dated June 1, 2017

Eaton Vance TABS Intermediate-Term Municipal Bond Fund

Class /Ticker     A / EITAX     C / EITCX     I / ETIIX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated June 1, 2017, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to http://www.eatonvance.com/funddocuments, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund’s investment objective is to seek after-tax total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $100,000 in Eaton Vance Funds.  Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in the Fund's Prospectus.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 19 of the Fund's Prospectus and page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	0.97%	1.72%	0.72%
Expense Reimbursement (1)	(0.07)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.90%	1.65%	0.65%

(1)

The investment adviser and administrator has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.90% for Class A shares, 1.65% for Class C shares and 0.65% for Class I shares.  This expense reimbursement will continue through May 31, 2018.  Any amendment to or termination of this reimbursement would require approval of the Board of Trustees.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as:  brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses.  Amounts reimbursed may be recouped by the investment adviser and administrator during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$315	$520	$743	$1,382	$315	$520	$743	$1,382
Class C shares	$268	$535	$927	$2,024	$168	$535	$927	$2,024
Class I shares	$66	$223	$394	$888	$66	$223	$394	$888

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of municipal obligations the interest on which is exempt from regular federal income tax (the “80% Policy”).  In seeking the Fund’s investment objective, the portfolio managers emphasize tax-exempt income.  The Fund normally invests in municipal obligations rated in the three highest rating categories (those rated A or higher by Standard & Poor’s Ratings Services (“S&P”), Fitch Ratings (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”)) or, if unrated, determined by the investment adviser to be of comparable quality at the time of purchase.  The Fund will not invest more than 50% of its net assets in municipal obligations rated A at the time of purchase by S&P, Fitch or Moody’s or, if unrated determined by the investment adviser to be of comparable quality.  For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.  The Fund may continue to hold securities that are downgraded (including bonds downgraded to below investment grade credit quality (“junk bonds”)) if the investment adviser believes it would be advantageous to do so.  The Fund will not invest in a municipal obligation the interest on which the Fund’s investment adviser believes is subject to the federal alternative minimum tax.

For its investment in municipal obligations, the Fund invests primarily in general obligation or revenue bonds.  The Fund currently targets an average portfolio duration of approximately 5 - 7 years and an average weighted portfolio maturity of approximately 5 - 13 years, but may invest in securities of any maturity or duration, and may in the future alter its maturity or duration target range.  The Fund may use various techniques to shorten or lengthen its dollar weighted average portfolio duration, including the acquisition of municipal obligations at a premium or discount.  The portfolio managers generally will seek to enhance after-tax total return by actively engaging in relative value trading within the portfolio to take advantage of price opportunities in the markets for municipal obligations.  With respect to 20% of its net assets, the Fund may invest in municipal obligations that are not exempt from regular federal income tax, direct obligations of the U.S. Treasury and/or obligations of U.S. Government agencies, instrumentalities and government-sponsored enterprises.   The Fund may also invest in cash and cash equivalents.

The investment adviser’s process for selecting municipal obligations for purchase and sale generally includes consideration of the creditworthiness of the issuer or person obligated to repay the obligation.  In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.

Principal Risks

Municipal Obligation Risk.  The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its municipal obligations at attractive prices.  The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress.  Less liquid obligations can become more difficult to value and be subject to erratic price movements.  The increased presence of non-traditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets.

Debt Market Risk.  Economic and other events (whether real, expected or perceived) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted.  Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand.  At other times, the demand for such instruments may exceed the supply in the market.  An imbalance in supply and demand in the market may result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency in the market.  No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.  Fixed-income markets have recently experienced a period of relatively high volatility due to rising U.S. treasury yields which, in part, reflect the market’s expectations for higher U.S. economic growth and inflation. As a result of the Federal Reserve’s recent decision to raise the target fed funds rate following a similar move last year and the

Eaton Vance TABS Intermediate-Term Municipal Bond Fund

Summary Prospectus dated June 1, 2017

possibility that it may continue with such rate increases and/or unwind its quantitative easing program, among other factors, markets could experience continuing high volatility, which could negatively impact the Fund’s performance.

Interest Rate Risk.  In general, the value of income securities will fluctuate based on changes in interest rates.  The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Generally, securities with longer durations are more sensitive to changes in interest rates than shorter duration securities.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended.  In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Credit Risk.  Changes in economic conditions or other circumstances may reduce the capacity of issuers of a municipal obligation to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions.  The value of a municipal obligation also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments.  In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes.  Municipal obligations may be insured as to principal and interest payments.  If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.  In the case of an insured municipal obligation, the municipal obligation’s rating will be deemed to be the higher of the rating assigned to the municipal obligation’s issuer or the insurer.

Risks of Principal Only Investments.  Principal only investments are municipal obligations which entitle the holder to receive par value of such investment if held to maturity.  The values of principal only investments are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently.  The Fund will accrue income on these investments and is required to distribute that income each year.  The Fund may be required to sell securities to obtain cash needed for such income distributions.

Risk of U.S. Government-Sponsored Agencies.  Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

Tax Risk.  Income from tax-exempt municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or the non-compliant conduct of a bond issuer.

General Fund Investing Risks.  The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Effective February 17, 2015, the Fund changed its name, objective and investment strategy to invest at least 80% of its net assets in a diversified portfolio of municipal obligations, the interest on which is exempt from regular federal income tax.  Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund’s performance reflects the effects of expense reductions.  Absent these reductions, performance would have been lower.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the period from December 31, 2010 to December 31, 2016, the highest quarterly total return for Class A was 3.75% for the quarter ended June 30, 2011, and the lowest quarterly return  was -4.07% for the quarter ended December 31, 2016.  The year-to-date total return through the end of the most recent calendar quarter (December 31, 2016 to March 31, 2017) was 1.19%. For the 30 days ended January 31, 2017, the SEC yield and SEC tax-equivalent yield (assuming a federal income tax rate of 43.40%) for Class A shares were 1.23% and 2.17%, respectively, for Class C shares were 0.52% and 0.92%, respectively, and for Class I shares were 1.51% and 2.67%, respectively.  For current yield information call 1-800-262-1122.

Eaton Vance TABS Intermediate-Term Municipal Bond Fund

Summary Prospectus dated June 1, 2017

Average Annual Total Return as of December 31, 2016	One Year	Five Years	Life of Fund
Class A Return Before Taxes	-2.39%	2.23%	4.17%
Class A Return After Taxes on Distributions	-2.41%	2.11%	4.04%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	-0.66%	2.00%	3.54%
Class C Return Before Taxes	-1.89%	1.93%	3.75%
Class I Return Before Taxes	0.08%	2.94%	4.79%
Bloomberg Barclays Municipal Managed Money Intermediate (1-17 Year) Bond Index (reflects no deduction for fees, expenses or taxes)	-0.27%	2.52%	3.61%
Bloomberg Barclays 7 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	-0.50%	2.38%	3.69%

These returns reflect the maximum sales charge for Class A (2.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Class A, Class C and Class I commenced operations on February 1, 2010.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and does not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Eaton Vance Management (“Eaton Vance”).

Portfolio Managers

The portfolio managers of the Fund are part of Eaton Vance’s Tax-Advantaged Bond Strategies (“TABS”) division.

James H. Evans, (lead portfolio manager), Vice President of Eaton Vance, has managed the Fund since it commenced operations in February 2010.

Brian C. Barney, Vice President of Eaton Vance, has managed the Fund since June 2010.

Christopher J. Harshman, Vice President of Eaton Vance, has managed the Fund since June 2010.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122.  The minimum initial purchase or exchange into the Fund is $1,000 for each Class (with the exception of Class I) and $250,000 for Class I (waived in certain circumstances).  There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are expected to be exempt from regular federal income tax. However, the Fund may also distribute taxable income to the extent that it invests in taxable municipal obligations or other obligations which generate taxable income.  Distributions of any net realized gains are expected to be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4825 6.1.17	© 2017 Eaton Vance Management

Eaton Vance TABS Intermediate-Term Municipal Bond Fund

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Summary Prospectus dated June 1, 2017